[R-TEC TECHNOLOGIES, INC. LETTERHEAD]

July 2, 1999


Muriel Kaiser
10110 Boynton Place Circle
Boynton Beach, Florida 33437

Dear Mr. Kaiser:

     This letter will confirm our conversation and agreement with regard to the Promissory Note dated April 14, 1999 in the amount of $850,000.00 and Patent Agreement dated May 10, 1999.

     In the event that R-Tec Technologies, Inc. does not sell 625,000 shares prior to January 10, 2000, you have agreed that R-Tec Technologies, Inc. may pay sum due to you over a five (5) year payment with equal amortized payments at six
(6) percent.

     If this letter reflects your understanding of our conversation please sign below in the presence of a Notary Public and return a copy to our office.

                                             Very truly yours,

                                             /S/
                                             MARC M. SCOLA
                                             V.P. and General Counsel

MMS/pg


Sworn to and subscribed                          I, Muriel Kaiser, understand
before me this 6th  day                          and confirm information
July, 1999.                                      mentioned above.


_______________________                          ________________________
A Notary Public of                               Muriel Kaiser
the State of Florida